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COMMON STOCK                        [LOGO]                      COMMON STOCK
[           ]                                                    [           ]

INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
   THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS
                                    THE WHEREHOUSE
                                                             CUSIP 963281 10 0


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     THIS CERTIFIES THAT

                                  SPECIMEN


     is the record holder of

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     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
     SHARE, OF

     --------------------WHEREHOUSE ENTERTAINMENT, INC.--------------------

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     /s/ Elliot Cott         [CORPORATE SEAL]         /s/ Antonio C. Alvarez
      TREASURER                                               CHAIRMAN

                             COUNTERSIGNED AND REGISTERED:
                                  CHASEMELLON SHAREHOLDER OFFICES, L.L.C.
                                       TRANSFER AGENT AND REGISTRAR
                             BY

                                            AUTHORIZED SIGNATURE

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

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common        UNIF GIFT MIN ACT- __________________Custodian_________________
    TEN ENT -- as tenants by the                                    (Cust)                  (Minor)
               entireties
    JT TEN  -- as joint tenants with                        under Uniform Gifts to Minors
               right of survivorship                        Act___________________________________________
               and not as tenants in                                          (State)
               common
                                           UNIF TRF MIN ACT - ________Custodian (until age_____)
                                                              (Cust)

                                                               _____________________under Uniform Transfers
                                                                        (Minor)

                                                               to Minors Act ______________________________
                                                                                         (State)

              Additional abbreviations may also be used though not in the above list.

            FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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 |                                      |
 |                                      |
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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                    Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                   Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -------------------------

                                   X
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                                   X
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                             NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                       AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed


By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-13.
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